EXHIBIT 10.4

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE; AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OR EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.



Warrant No.:  _____                               Right to Purchase ______
                                                  Shares of Common Stock of
________, 1997                                    GreenMan Technologies, Inc.


VOID UNLESS EXERCISED BEFORE 5:00 P.M., EASTERN STANDARD TIME ON ________, 1999.

                           GreenMan Technologies, Inc.

                          Common Stock Purchase Warrant


         GreenMan Technologies, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, ________________________________ or assigns, is entitled, subject to the terms set forth below, to purchase from the Company, commencing ________, 1997, at any time or from time to time before 5:00 p.m., Eastern Standard Time, on or before ________, 1999, ______ fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company, at an exercise price per share equal to $____. Such exercise price per share as adjusted from time to time as herein provided is referred to herein as the "Exercise Price." The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. This Warrant is issued pursuant to the terms of a Securities Purchase Agreement of even date herewith between the Company and the Holder (the "Purchase Agreement"). This Warrant is also the Warrant referred to in the Registration Rights Agreement of even date herewith between the Company and the Holder (the Registration Rights Agreement). Notwithstanding any provision to the contrary herein, this Warrant is subject and entitled to certain terms, conditions, covenants and agreements contained in the Purchase Agreement and the Registration Rights Agreement. Any transferee or transferees of the Warrant, by their acceptance hereof, assume the obligations of the Holder in the Purchase Agreement with respect to the conditions and procedures for transfer of the Warrant.

         As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" shall include GreenMan Technologies, Inc., a Delaware corporation, and any corporation which shall succeed or assume the obligations of the Company hereunder.

         (b) The term "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency), (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise, or the conversion of promissory notes or other obligations of the Company.

         (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Other Securities pursuant to Sections 3 or 4 or otherwise.

         1. Exercise of Warrant.

                  1.1. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash, by certified or official bank check payable to the order of the Company or by wire transfer to the Company, in the amount obtained by multiplying (a) the number of shares of Common Stock for which this Warrant is then exercisable by (b) the Exercise Price then in effect.

                  1.2 Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Exercise Price then in effect. On any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

         2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days after receipt of the original Notice of Exercise and the Warrant, together with immediately available funds for that portion of the Warrant being exercised , the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment for Reorganization, Consolidation or Merger.

                  3.1 Reorganization, Consolidation or Merger. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or entity, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of the Warrant, on the exercise hereof as provided in
Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the Common Stock and Other Securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 4 and 5.

                  3.2 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Common Stock and Other Securities and property receivable on the exercise of the Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such Common Stock or Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

         4. Adjustments for Stock Dividends and Stock Splits. In the event that the Company shall (i) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then prevailing Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event (calculated assuming the conversion or exchange of all outstanding shares of convertible or exchangeable securities of the Company that are convertible or exchangeable into, or exercisable for, shares of Common Stock) and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event (calculated assuming the conversion or exchange of all outstanding shares of convertible or exchangeable securities of the Company that are convertible or exchangeable into, or exercisable for, shares of Common Stock), and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise, by a fraction of which (i) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (ii) the denominator is the Exercise Price in effect on the date of such exercise.

         5. Adjustment for Dividends in Other Stock, Property and Reclassifications. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

         (a) other or additional stock or other securities or property (other than cash) by way of dividend, or (b) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which, in the case of Common Stock, are provided for in Section 4), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of other or additional stock and other securities and property (including cash in the cases referred to in subdivision
(b) of this Section 5) that such holder would hold on the date of such exercise if on the date of distribution of such other or additional stock or other securities and property, or on the record date fixed for determining the shareholders entitled to receive such other or additional stock or other securities and property, such holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date thereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivision (b) of this Section 5) receivable by such holder as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 3 and 4.

         6. Notices of Record Date. In the event of

         (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend,  distribution  or right,  and
(ii)   the   date  on   which   any   such   reorganization,   reclassification,
recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

         7. Reservation of Stock Issuable on Exercise on Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant; the shares of Common Stock which the holder of this Warrant shall receive upon exercise of the Warrant will be duly authorized, validly issued, fully paid and non-assessable.

         8. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         9. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this

Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         10. Warrantholder Not Deemed Stockholder; Restrictions on Transfer. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

         (a) No holder of this Warrant shall, as such, be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon such holder, as such, any of the rights of a stockholder of the Company until such holder shall have exercised the Warrant and been issued shares of Common Stock in accordance with the provisions hereof.

         (b) The transfer of this Warrant and any shares of Common Stock purchased pursuant to this Warrant shall be subject to the provisions of Sections of the Purchase Agreement.

         11. Notices. All notices, requests and other communications hereunder must be in writing and delivered to the parties at the following addresses or facsimile numbers:

  If to the Purchaser, to:




  Telecopy:


 If to the Company, to:

                           GreenMan Technologies Inc.
                           7 Kimball Lane
                           Building A
                           Lynnfield, MA 01940
                           Attention: Charles E. Coppa
                           Telecopy: (617) 224-0114
         with copy to:

                           Sullivan & Worcester, LLP
                           One Post Office Square
                           Boston, MA 02109
                           Attn.: John A. Piccione, Esq.
                           Telecopy: (617) 338-2880


All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail or reputable courier service in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         12. Lock-Up Agreement for Public Offering. In connection with any public offering of equity securities of the Company, the Warrantholder agrees not to sell, pledge, transfer or otherwise dispose of, or grant any option or purchase right with respect to, any shares of Common Stock issuable upon exercise of this Warrant, or engage in any short sale, hedging transaction or other derivative security transaction involving such Common Stock, for such period of time commencing 30 days prior to the proposed effective date of such public offering until such period of time following the offering as the Company and the managing underwriter of such public offering deem necessary in order to ensure a stable and orderly trading market.

         13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant and the shares of Common Stock underlying this Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         14. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Eastern Standard Time, on ________, 1999.


Dated:  ________,  1997


ATTEST:                                       GREENMAN TECHNOLOGIES, INC.


By:__________________________                 By:___________________________
Title:  Assistant Secretary                   Title:  Chief Financial Officer

                               NOTICE OF EXERCISE
                   (To be signed only on exercise of Warrant)


To GreenMan Technologies, Inc.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ____________ shares of Common Stock of GreenMan Technologies, Inc., a Delaware corporation, and herewith makes payment of $____________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _________________________, whose address is _______________________.


Dated:                ___________________________________________
                      (Signature must conform to name of holder as specified on the face of the Warrant)

                      ---------------------------------------------

                      --------------------------------------------
                                         (Address)

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto _________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of GreenMan Technologies, Inc., a Delaware corporation, to which the within Warrant relates, and appoints _________________________ Attorney to transfer such right on the books of GreenMan Technologies, Inc., a Delaware corporation, with full power of substitution in the premises.

Dated:                _____________________________________________
                       (Signature must conform to name of holder as specified on the face of the Warrant)

                       ---------------------------------------------

                       ---------------------------------------------
                                                (Address)

Signed in the presence of:


------------------------